Exhibit 10.1

Execution Version

CONSENT AND AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Consent and Amendment”), dated as of August 5, 2014 (the “Amendment”), is made and entered into by and among (i) Eagle Bulk Shipping Inc., a corporation incorporated under the laws of the Marshall Islands (the “Borrower”) and each of its subsidiaries on the signature pages hereto (collectively, the “Guarantors”, and together with the Borrower, the “Obligors”), (ii) the Majority Lenders under the Credit Agreement referred to below (the “Lenders”) and (iii) Wilmington Trust (London) Limited, as successor agent (in such capacity, the “Agent”) and successor security trustee (in each such capacity, the “Security Trustee”) for the Lenders.

RECITALS

WHEREAS, the Borrower, the Guarantors, the lenders party thereto, the Agent and Security Trustee are party to that certain Fourth Amended and Restated Credit Agreement, dated as of June 20, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

WHEREAS, the Borrower has informed the Lenders that the Borrower intends to file a voluntary petition (the “Bankruptcy Case”) with the United States Bankruptcy Court for the Southern District of New York on August 5, 2014 (the “Petition Date”) and to continue in the possession of its assets and in the management of its business pursuant to Sections 1107 and 1108 of title 11 of the United States Code, as in effect from time to time (such title, the “Bankruptcy Code”).

WHEREAS, the Borrower has informed the Lenders that the Guarantors will not become debtors in the Bankruptcy Case (such Guarantors, the “Non-Debtor Guarantors”) on the Petition Date;

WHEREAS, the Borrower has requested that certain lenders (the “DIP Lenders”) provide the Borrower with a senior secured first priority debtor-in-possession term loan facility (the “DIP Facility”) to provide, among other things, working capital to the Borrower during the pendency of the Bankruptcy Case;

WHEREAS, the Borrower is required under the terms of that certain Superpriority Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”) to cause the DIP Facility to be secured by first priority liens on the assets of the Borrower and the Guarantors (such liens, the “DIP Liens”), which liens shall be senior in all respects to the liens securing obligations under the Credit Agreement (the “Credit Agreement Liens”); and

WHEREAS, the Borrower has requested that the Lenders (i) consent to the DIP Facility, including the DIP Liens (ii) subordinate all Credit Agreement Liens (including liens on assets of Non-Debtor Guarantors) to the DIP Liens, and the Lenders are willing to do so on the terms and conditions set forth below and (iii) consent to the Borrower’s use of Cash Collateral (as defined in the DIP Order (as defined in the DIP Credit Agreement)) that is subject to the Credit Agreement Liens.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.     DIP Facility. Each Lender party hereto consents to the entry by the Obligors into the DIP Credit Agreement in substantially the form attached hereto as Exhibit A and the other Finance Documents (as defined in the DIP Credit Agreement, the “DIP Finance Documents”), and acknowledges that the DIP Liens shall be senior to the Credit Agreement Liens, including liens on assets of Non-Debtor Guarantors, and the Security Trustee does hereby consent to the priming of the Credit Agreement Liens by the DIP Liens, subject to the terms of the DIP Order.

2.     Intercreditor Agreement. Each Lender party hereto consents to the entry by the Security Trustee, and hereby directs the Security Trustee to enter into an intercreditor agreement, in form and substance acceptable to the Agent, and which agreement shall provide for the subordination of the Credit Agreement Liens as described in Section 1 hereof (the “Intercreditor Agreement).

3.     Amendment to Credit Agreement and Finance Documents. The Credit Agreement and the other Finance Documents (as defined in the Credit Agreement) are hereby amended, mutatis mutandis, (i) to permit the entry by the Obligors into the DIP Credit Agreement, the other DIP Finance Documents and the Intercreditor Agreement, (ii) to permit the granting by the Obligors of the DIP Liens, (iii) to effectuate the subordination of the Credit Agreement Liens to the DIP Liens, including liens on assets of Non-Debtor Guarantors, all as set forth in the terms of the DIP Credit Agreement, the other DIP Finance Documents and the Intercreditor Agreement and (iv) to amend or modify the defined terms in Section 1.1 of the Credit Agreement and any other provision of the Credit Agreement to the extent necessary to effectuate the foregoing clauses (i) through (iii).

4.     Amendment to Credit Agreement. The definition of “Security Period” in the Credit Agreement is hereby deleted in its entirety and replaced by the following:

“Security Period” means the period starting on the Original Credit Agreement Closing Date and ending on the earlier to occur of (a) the date on which the Agent is satisfied that all amounts outstanding under the Finance Documents have been irrevocably paid and discharged in full and (b) the occurrence of the effective date of a chapter 11 plan of reorganization of the Borrower that is in all respects consistent with the plan attached to as Exhibit B to that certain Restructuring Support Agreement, dated as of August 5, 2014, among the Borrower, certain Subsidiaries of the Borrower, and the lenders party thereto and has been accepted by the Majority Lenders.”

5.     Amendment to Security Agreement and Pledge Agreement. The first sentence of the definition of “Security Period” in each of the General Security Agreement and the Pledge Agreement is hereby deleted and replaced by the following:

“Security Period” means the period starting on the Original Credit Agreement Closing Date and ending on the earlier to occur of (a) the date on which the Agent is satisfied that all amounts outstanding under the Finance Documents have been irrevocably paid and discharged in full and (b) the occurrence of the effective date of a chapter 11 plan of reorganization of the Borrower that is in all respects consistent with the plan attached to as Exhibit B to that certain Restructuring Support Agreement, dated as of August 5, 2014 among the Borrower, certain Subsidiaries of the Borrower, and the lenders party thereto and has been accepted by the Majority Lenders.”

6.     Use of Cash Collateral. Each Lender party hereto consents to the Borrower’s use of Cash Collateral, directs the Security Trustee to consent to the use of Cash Collateral, and the Security Trustee does hereby consent to the use of Cash Collateral, subject in each case to the terms of the DIP Order.

7.     Representations and Warranties. To induce Agent, Security Trustee and the Lenders party hereto to execute this Consent and Amendment, the Obligors hereby represents and warrants to Agent, Security Trustee and Lenders as follows:

(a)     the execution, delivery and performance of this Consent and Amendment have been duly authorized by all requisite action of the Obligors, and this Consent and Amendment constitutes the legal, valid and binding obligation of the Obligors, enforceable against the Obligors in accordance with its terms;

(b)     As modified by Section 3 hereof, the representations and warranties of the Obligors in the Credit Agreement and the other Finance Documents are true and correct in all material respects (except to the extent already qualified by materiality, in which case they are true and correct in all respects) with the same effect as though made on and as of the date hereof (except, in each case, to the extent stated to relate to an earlier date, in which case such representation or warranty is true and correct in all material respects (except to the extent already qualified by materiality, in which case it is true and correct in all respects) on and as of such earlier date);

(c)     after giving effect to this Consent and Amendment, no event shall have occurred and be continuing or would result from the consummation of the transactions contemplated by this Consent and Amendment that would constitute an Event of Default or a Default except as set forth in that certain Waiver and Forbearance Agreement dated as of March 19, 2014 (as amended prior to the date hereof, the “Waiver and Forbearance Agreement”) among the Obligors and the Lenders party thereto; and

(d)     The Credit Agreement and all other Finance Documents are in full force and effect, and are hereby ratified and confirmed.

8.     Reaffirmation. Each Guarantor consents to and acknowledges the terms of this Consent and Amendment, and each such Guarantor hereby fully ratifies and affirms its guarantee obligations pursuant to the Credit Agreement, taking into account this Consent and Amendment. Each Guarantor agrees and acknowledges that, although it has been informed of the matters set forth herein and has acknowledged and consented to the same, each Guarantor understands that Agent, Security Trustee and Lenders have no obligation to inform any Guarantor of such matters in the future or seek any Guarantor’s acknowledgment or consent to future amendments, consents or waivers, and nothing herein shall create such a duty. Each Obligor hereby fully ratifies and affirms the security interests in the Collateral granted by it to the Security Trustee for itself and the benefit of the Finance Parties, pursuant to the Credit Agreement and any other Finance Documents.

9.     Conditions Precedent. This Consent and Amendment shall be effective as of the date first set forth above, subject to the satisfaction of the following conditions precedent (provided that the effectiveness of the consent set forth in Section 6 hereof shall not be subject to the satisfaction of Section 9(e) below), including, as applicable, Agent’s receipt of the following in form and substance reasonably satisfactory to Agent and the Lenders, duly executed by all parties thereto (unless otherwise provided) (the date of such satisfaction being the “Amendment Effective Date”):

(a)     Amendment. The Borrower and each other Obligor, the Lenders, the Agent and the Security Trustee shall have executed and delivered this Consent and Amendment.

(b)     Accuracy of Representations. As modified by Section 3 hereof, the representations and warranties contained herein and in the other Finance Documents shall be true and correct in all material respects (except to the extent not otherwise qualified by materiality, in which case they shall be true and correct in all respects) on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except to the extent already qualified by materiality, in which case they shall be true and correct in all respects) on and as of such earlier date.

(c)     No Default. As of the Amendment Effective Date, no event shall have occurred and be continuing or would result from the consummation of the transactions contemplated by this Consent and Amendment that would constitute an Event of Default or a Default except as set forth in the Waiver and Forbearance Agreement.

(d)     Expenses. On the Amendment Effective Date, Borrowers shall have paid all fees, costs and expenses currently due and payable to Agent or otherwise in connection with this Consent and Amendment or pursuant to the terms of the Finance Documents.

(e)     Intercreditor Agreement. The Intercreditor Agreement shall have been executed and delivered by all parties thereto, and shall be in full force and effect.

(f)     Other Matters. Agent shall have received such other instruments and documents as Agent or the Lenders may reasonably request in connection with the execution of this Consent and Amendment, and all such instruments and documents shall be reasonably satisfactory in form and substance to Agent.

10.     Release. In consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor, on behalf of itself and its successors and assigns, and its present and former members, affiliates, employees, agents, officers, directors, shareholders, legal representatives and other representatives (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged each of the Lenders, and each Lender’s respective successors and assigns, and past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter the “Released Parties”), of and from any and all manner of action and actions, cause and causes of action, claims, demands, suits, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (each, a “Claim” and collectively, the “Claims”) of every kind and nature, whether in law, equity or otherwise, known or unknown, fixed or contingent, joint and/or several, secured or unsecured, liquidated or unliquidated, suspected or unsuspected, which any Releasing Party may now or hereafter own, hold, have or claims to have against the Released Parties, in their capacities as such under the Credit Agreement or other Finance Documents, for, upon, or by reason of any circumstance, action, fact, event or omission or other matter occurring at or from any time prior to and including the Amendment Effective Date in any way arising out of, connected with or relating to this Consent and Amendment, the Waiver and Forbearance Agreement, the Credit Agreement, any other Finance Document and the transactions contemplated thereby or hereunder; provided, however, that no Released Party shall be released from any act or omission that constitutes gross negligence, fraud or wilful misconduct.

11.     Miscellaneous.

(a)     Effect of Amendment. The execution, delivery and effectiveness of this Consent and Amendment shall not operate as a waiver of any right, power or remedy of Agent, Security Trustee or any Lender under the Credit Agreement, the General Security Agreement or any other Finance Documents or constitute a waiver of any provision of the Credit Agreement, the General Security Agreement or any other Finance Document, except as expressly set forth herein. Except as set forth in Section 3, no Default or Event of Default shall be deemed waived or otherwise consented to as a result of this Consent and Amendment and the Lenders reserve all rights with respect to any such Defaults and Events of Default (subject to the Waiver and Forbearance Agreement).

(b)     Counterparts. This Consent and Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Consent and Amendment by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart to this Consent and Amendment.

(c)     Severability. The illegality or unenforceability of any provision of this Consent and Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Consent and Amendment or any instrument or agreement required hereunder.

(d)     Captions. Section captions used in this Consent and Amendment are for convenience only, and shall not affect the construction of this Consent and Amendment.

(e)     Fees and Expenses. Without limiting the provisions of Section 16 of the Credit Agreement, the Borrower shall pay to the Agent all the actual and reasonable costs and expenses in connection with the preparation and negotiation of this Consent and Amendment and the fees, expenses and disbursements of counsel to the Agent.

(f)     Entire Agreement. This Consent and Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

(g)     References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Consent and Amendment shall be deemed to include this Consent and Amendment unless the context shall otherwise require. Reference in any of this Consent and Amendment, the Credit Agreement or any other Finance Document to the Credit Agreement shall be a reference to the Credit Agreement, as amended hereby and as further amended, modified, restated, supplemented or extended from time to time. This Consent and Amendment shall be a Finance Document.

(h)     Governing Law; Jurisdiction; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the law of the State of New York and (to the extent applicable) the Bankruptcy Code, without reference to the conflicts or choice of law provisions thereof. Each of the Parties hereby consents and agrees that the jurisdiction provisions of the Credit Agreement shall govern any action, claim or other proceeding in respect of this Amendment or any matters arising out of or related thereto. Each of the Parties hereby waives its respective rights to a jury trial with respect to any action, claim or other proceeding arising out of any dispute in connection with this Amendment, any rights or obligations hereunder, or the performance of such rights and obligations.

[signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Consent and Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:		EAGLE BULK SHIPPING INC.,

	By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

GUARANTORS:		AVOCET SHIPPING LLC
BITTERN SHIPPING LLC
CANARY SHIPPING LLC
CARDINAL SHIPPING LLC
CONDOR SHIPPING LLC
CRANE SHIPPING LLC
CRESTED EAGLE SHIPPING LLC
CROWNED EAGLE SHIPPING LLC
EGRET SHIPPING LLC
FALCON SHIPPING LLC
GANNET SHIPPING LLC
GOLDEN EAGLE SHIPPING LLC
GOLDENEYE SHIPPING LLC
GREBE SHIPPING LLC
HARRIER SHIPPING LLC
HAWK SHIPPING LLC
IBIS SHIPPING LLC
IMPERIAL EAGLE SHIPPING LLC
JAEGER SHIPPING LLC
JAY SHIPPING LLC
KESTREL SHIPPING LLC
KINGFISHER SHIPPING LLC
KITE SHIPPING LLC
KITTIWAKE SHIPPING LLC
MARTIN SHIPPING LLC
MERLIN SHIPPING LLC
NIGHTHAWK SHIPPING LLC
ORIOLE SHIPPING LLC
OSPREY SHIPPING LLC
OWL SHIPPING LLC
PEREGRINE SHIPPING LLC
PETREL SHIPPING LLC

PUFFIN SHIPPING LLC
REDWING SHIPPING LLC
ROADRUNNER SHIPPING LLC
SANDPIPER SHIPPING LLC
SHRIKE SHIPPING LLC
SKUA SHIPPING LLC
SPARROW SHIPPING LLC
STELLAR EAGLE SHIPPING LLC
TERN SHIPPING LLC
THRASHER SHIPPING LLC
THRUSH SHIPPING LLC
WOODSTAR SHIPPING LLC
WREN SHIPPING LLC
GRIFFON SHIPPING LLC
HERON SHIPPING LLC
EAGLE BULK (DELAWARE) LLC
EAGLE SHIPPING INTERNATIONAL (USA) LLC

By:	Eagle Bulk Shipping Inc., its Sole Member

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

EAGLE MANAGEMENT CONSULTANTS LLC
EAGLE SHIP MANAGEMENT LLC

By:	Eagle Shipping International (USA) LLC, its Sole Member
By:	Eagle Bulk Shipping Inc., its Sole Member

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

AGALI SHIPPING S.A.
KAMPIA SHIPPING S.A.
MARMARO SHIPPING S.A.
MESTA SHIPPING S.A.
MYLOS SHIPPING S.A.
NAGOS SHIPPING S.A.
RAHI SHIPPING S.A.
SIRIKARI SHIPPING S.A.
SPILIA SHIPPING S.A.
ANEMI MARITIME SERVICES S.A.

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Attorney-In-Fact

EAGLE BULK PTE. LTD.
EAGLE MANAGEMENT CONSULTANCY PTE. LTD.

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Attorney-In-Fact

AGENT AND SECURITY TRUSTEE:

WILMINGTON TRUST (LONDON) LIMITED

By:	/s/ Paul Barton
Name: Paul Barton
Title: Director

LENDERS:	BANK OF AMERICA, N.A., solely on behalf of Global Credit & Special Situations

	By:	/s/ Jonathan M Barnes
Name: Jonathan M Barnes
Title: Vice President

Please send notices to:

Bank of America, N.A. 214 North Tryon Street NC1-027-15-01 Charlotte, NC 28255

Attn: Jonathan M Barnes/Credit Info Group Facsimile: 704-409-0768 EMAIL: jon.barnes@baml.com Bas.infomanager@bankofamerica.com

* For the avoidance of doubt, Bank of America, N.A. (“BANA”) is executing this Agreement solely in connection with interests which are the record and beneficial ownership of the Global Credit & Special Situations (“GCSS”) business unit and for no other line of business at Bank of America Merrill Lynch, including without limitation, shares held in accounts for which BANA is the investment manager, but not related to the GCSS business unit.

BLUEBAY ASSET MANAGEMENT LLP, acting as agent for BlueBay Funds Management Company S.A. acting for and on behalf of BlueBay Specialised Funds: Global Unconstrained High Yield (Master) Fund

BLUEBAY ASSET MANAGEMENT LLP, acting as agent for BlueBay Global Monthly Income Bond Fund

BLUEBAY ASSET MANAGEMENT LLP, acting as agent for BlueBay COF Loan Investments S.A.

BLUEBAY ASSET MANAGEMENT LLP, acting as agent for BlueBay Global Unconstrained High Yield Investments (Luxembourg) S.à.r.l

BLUEBAY ASSET MANAGEMENT LLP, acting as agent for BlueBay European Distressed Opportunities Investments (Luxembourg) S.à.r.l

By:	/s/ Timothy Horan
Name: Timothy Horan
Title: Credit Analyst

Please send notices to:

BlueBay Asset Management LLP 107 Elm Street, Suite 512 Stamford, CT 06902

Attn: Timothy Horan Facsimile: (203) 541-4325 EMAIL: thoran@bluebayinvest.com

BRIGADE DISTRESSED VALUE MASTER FUND, LTD.

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

BIG RIVER GROUP FUND SPD LIMITED –BOND SEGREGATED PORTFOLIO

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

BIRCH CAPITAL FUND SPC LIMITED –BOND SEGREGATED PORTFOLIO

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

BRIGADE CREDIT FUND II LTD.

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD.

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

BRIGADE OPPORTUNISTIC CREDIT FUND 16 LLC

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

BRIGADE OPPORTUNISTIC CREDIT FUND - ICL LP

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

BRIGADE OPPORTUNISTIC CREDIT LBG FUND LTD.

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

CITIGROUP PENSION PLAN

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

FEDEX CORPORATION EMPLOYEES' PENSION TRUST

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

FIRST ENERGY CORP. SYSTEM MASTER RETIREMENT TRUST

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

FUTURE DIRECTIONS CREDIT OPPORTUNITIES FUND

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

LOS ANGELES COUNTY EMPLOYEES RETIREMENT ASSOCIATION/BRIGADE

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

OCA BRIGADE CREDIT FUND II LLC

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

RUSSELL INVESTMENT COMPANY RUSSELL MULTI-STRATEGY ALTERNATIVE FUND

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

TASMAN FUND LP

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

TEXAS ABSOLUTE CREDIT OPPORTUNITIES STRATEGY LP

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

THE COCA-COLA COMPANY MASTER RETIREMENT TRUST

By: Brigade Capital Management, LP, as Investment Manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

Please send notices to:

Brigade Capital Management, LP 399 Park Avenue, 16th Floor New York, NY 10022

Attn: Jim Keogh Facsimile: 469-304-2965 EMAIL:14693042965@tls.ldsprod.com BankDebt@brigadecapital.com

CANYON BALANCED MASTER FUND, LTD.

CANYON BLUE CREDIT INVESTMENT FUND L.P.

CANYON DISTRESSED OPPORTUNITY INVESTING FUND, L.P.

CANYON DISTRESSED OPPORTUNITY MASTER FUND, L.P.

CANYON VALUE REALIZATION FUND L.P.

CANYON VALUE REALIZATION MAC 18 LTD.

CANYON-GRF MASTER FUND II, LP

CANYON-TCDRS FUND, LLC

CITI CANYON LTD.

PERMAL CANYON FUND LTD

THE CANYON VALUE REALIZATION MASTER FUND, L.P.

AAI CANYON FUND PLC, an umbrella investment company with variable capital and segregated liability between sub-funds, solely in respect of Canyon Reflection Fund

By: Canyon Capital Advisors LLC

On behalf of the above-referenced funds and accounts

By:	/s/ John P. Plaga
Name: John P. Plaga
Title: Authorized Signatory

Please send notices to:

Canyon Partners, LLC 2000 Avenue of the Stars, 11th Floor Los Angeles, CA 90067

Attn: Canyon Legal Facsimile: (310) 272-1371 EMAIL: Legal@canyonpartners.com

GOLDMAN SACHS LENDING PARTNERS

By:	/s/ Dennis Lafferty
Name: Dennis Lafferty
Title: Managing Director

Please send notices to:

Goldman, Sachs & Co. 30 Hudson Street, 5th Floor Jersey City, NJ 07302 Attn: Michelle Latzoni Facsimile: 646-769-7700 EMAIL: gs-sbd-admin-contacts@ny.email.gs.com

MERRILL LYNCH CREDIT PRODUCTS, LLC, solely on behalf of Global Credit & Special Situations

By:	/s/ Jonathan M Barnes
Name: Jonathan M Barnes
Title: Vice President

Please send notices to:

Merrill Lynch Credit Products, LLC 214 North Tryon Street NC1-027-15-01 Charlotte, NC 28255

Attn: Jonathan M Barnes/Credit Info Group Facsimile: 704-409-0768 EMAIL: jon.barnes@baml.com Bas.infomanager@bankofamerica.com

* For the avoidance of doubt, Merrill Lynch Credit Products, LLC (“MLCP”) is executing this Agreement solely in connection with interests which are the record and beneficial ownership of the Global Credit & Special Situations (“GCSS”) business unit and for no other line of business at Bank of America Merrill Lynch.

MIDTOWN ACQUISITIONS L.P.

By: Midtown Acquisitions GP LLC, its general partner

By:	/s/ Connor Bastable
Name: Connor Bastable
Title: Manager

Please send notices to:

Midtown Acquisitions L.P. 65 East 55th Street, 19th Floor New York, NY 10022

Attn: Scott Vogel, Christian Cantalupo Facsimile: 212-371-4318 EMAIL: svogel@dkpartners.com ccantalupo@dkpartners.com

OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.

By: Oaktree Value Opportunities Fund GP, L.P. Its: General Partner

By: Oaktree Value Opportunities Fund GP, Ltd. Its: General Partner

By: Oaktree Capital Management, L.P. Its: Director

By:	/s/ Emily Stephens
Name: Emily Stephens
Title: Managing Director

By:	/s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Senior Vice President

Please send notices to:

c/o Oaktree Capital Management LP 333 So. Grand Ave., 28th Floor Los Angeles, CA 90071

Attn: Bill Santangelo EMAIL: bsantangelo@oaktreecapital.com

OAKTREE HUNTINGTON INVESTMENT FUND, L.P.

By: Oaktree Huntington Investment Fund GP, L.P.
Its: General Partner

By: Oaktree Huntington Investment Fund GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By: /s/ Emily Stephens
Name: Emily Stephens
Title: Managing Director

By: /s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Senior Vice President

Please send notices to:

c/o Oaktree Capital Management LP
333 So. Grand Ave., 28th Floor
Los Angeles, CA 90071

Attn: Bill Santangelo
EMAIL: bsantangelo@oaktreecapital.com

OAKTREE OPPORTUNITIES FUND VIIIB DELAWARE, L.P.

By: Oaktree Fund GP, LLC Its: General Partner

By: Oaktree Capital I, L.P. Its: General Partner

By: OCM Holdings I, LLC Its: General Partner

By: Oaktree Fund GP I, L.P. Its: Managing Member

By:	/s/ Emily Stephens
Name: Emily Stephens
Title: Managing Director

By:	/s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Senior Vice President

Please send notices to:

c/o Oaktree Capital Management LP 333 So. Grand Ave., 28th Floor Los Angeles, CA 90071

Attn: Bill Santangelo EMAIL: bsantangelo@oaktreecapital.com

OAKTREE OPPS IX HOLDCO LTD.

OAKTREE OPPS IX (PARALLEL 2) HOLDCO LTD.

OAKTREE VOF (CAYMAN) 1 CTB LTD.

OAKTREE HUNTINGTON (CAYMAN) 5 CTB LTD.

OAKTREE OPPS VIII (CAYMAN) 3 CTB LTD.

OAKTREE OPPS IX PARALLEL (CAYMAN) 1 CTB LTD.

OAKTREE OPPS IX (CAYMAN) 1 CTB LTD.

OAKTREE OPPS IX PARALLEL 2 (CAYMAN) 1 CTB LTD.

By: Oaktree Capital Management, L.P. Their: Director

By:	/s/ Emily Stephens
Name: Emily Stephens
Title: Managing Director

By:	/s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Senior Vice President

Please send notices to:

c/o Oaktree Capital Management LP 333 So. Grand Ave., 28th Floor Los Angeles, CA 90071

Attn: Bill Santangelo EMAIL: bsantangelo@oaktreecapital.com

OCP INVESTMENT TRUST

By: Onex Credit Partners, LLC, its manager

By:	/s/ Kevin Connors
Name: Kevin Connors
Title: Portfolio Manager

Please send notices to:

notifications@onexcredit.com

Attn: Andrew Walker Facsimile: 201-541-2611 EMAIL: notifications@onexcredit.com

ONEX DEBT OPPORTUNITY FUND, LTD.

By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Kevin Connors
Name: Kevin Connors
Title: Portfolio Manager

Please send notices to:

notifications@onexcredit.com

Attn: Andrew Walker Facsimile: 201-541-2611 EMAIL: notifications@onexcredit.com

PANNING MASTER FUND, LP

By: Panning Capital Management, LP, its investment manager

By:	/s/ Kieran Goodwin
Name: Kieran Goodwin
Title: Authorized Signatory

Please send notices to:

Panning Master Fund, LP 510 Madison Ave., 24th Fl New York, NY 10022

Attn: Robert Bowers Facsimile: 212-916-1861 EMAIL: Robert@panning.com

EXHIBIT A

[ DIP Credit Agreement ]